UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2007
BALLY TOTAL FITNESS HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13997	36-3228107

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8700 West Bryn Mawr Avenue, Chicago, Illinois		60631

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (773) 380-3000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BALLY TOTAL FITNESS HOLDING CORPORATION
FORM 8-K
Current Report
Item 1.01 Entry Into a Material Definitive Agreement
     On July 16, 2007, Bally Total Fitness Holding Corporation (the “Company”) entered into an amendment (the “Senior Notes Forbearance Extension”) to the Limited Waiver and Forbearance Agreement dated as of May 14, 2007 (the “Senior Notes Forbearance Agreement”) with holders of the Company’s 10 1/2% Senior Notes due 2011 (the “Senior Notes”). Pursuant to the Senior Notes Forbearance Extension, holders of the Senior Notes agreed to forbear from exercising any remedies under the Senior Notes (or their underlying indenture) until July 31, 2007, in accordance with the terms of the Senior Notes Forbearance Agreement, except that holders of the Senior Notes may declare the Company’s obligations under the Senior Notes to be due and payable. The Company did not make the interest payment due on July 15, 2007 under the Senior Notes. A form of the Senior Notes Forbearance Extension is attached hereto as Exhibit 10.1 and incorporated herein by reference.
     On July 16, 2007, the Company entered into an amendment (the “Senior Subordinated Notes Forbearance Extension”) to the Limited Waiver and Forbearance Agreement dated as of May 14, 2007 (the “Senior Subordinated Notes Forbearance Agreement”) with holders of the Company’s 9 7/8% Senior Subordinated Notes due 2007 (the “Senior Subordinated Notes”). Pursuant to the Senior Subordinated Notes Forbearance Extension, holders of the Senior Subordinated Notes agreed to forbear from exercising any remedies under the Senior Subordinated Notes (or their underlying indenture) until July 31, 2007, in accordance with the terms of the Senior Subordinated Notes Forbearance Agreement. A form of the Senior Subordinated Notes Forbearance Extension is attached hereto as Exhibit 10.2 and incorporated herein by reference.
     Effective as of July 16, 2007, the Company entered into an amendment (the “Lender Forbearance Extension,” and together with the Senior Notes Forbearance Extension and the Senior Subordinated Notes Forbearance Extension, the “Forbearance Extensions”) to the Forbearance Agreement dated as of April 5, 2007 (the “Lender Forbearance Agreement”) under its Amended and Restated Credit Agreement (the “Credit Agreement”), with JP Morgan Chase Bank, N.A., as Agent, Morgan Stanley Senior Funding, Inc., as Syndication Agent and the lender parties (the “Lenders”) to the Credit Agreement. Pursuant to the Lender Forbearance Extension, the Agent and the Lenders agreed to forbear from exercising any remedies under the Credit Agreement as a result of certain defaults, until July 31, 2007, in accordance with the terms of the Lender Forbearance Agreement. A copy of the Lender Forbearance Extension is attached hereto as Exhibit 10.3 and incorporated herein by reference.
     The Company did not pay a consent fee to the Agent, Syndication Agent or Lenders under the Credit Agreement, or to holders of the Senior Notes or the Senior Subordinated Notes, in connection with any of the Forbearance Extensions.
Item 8.01 Other Events
     On July 17, 2007, the Company issued a press release (the “Press Release”) announcing the execution of the Forbearance Extensions. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
10.1	Form of Senior Notes Forbearance Extension.

10.2	Form of Senior Subordinated Notes Forbearance Extension.

10.3	Amendment No. 1 to Forbearance Agreement, dated as of July 16, 2007, by and between the Company, the Guarantors listed on Exhibit A thereto, the Lenders, the Agent and the Syndication Agent.

99.1	Press Release dated July 17, 2007.
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY TOTAL FITNESS HOLDING CORPORATION

Registrant

Dated: July 17, 2007	/s/ Marc D. Bassewitz

Marc D. Bassewitz
Senior Vice President, Secretary and General Counsel